CONFIDENTIAL DISCLOSURE AGREEMENT


In order to facilitate the exchange of information between Freestyle Publications, Inc. (DBA Health Design Consultants) and:

                  _______________________________
                  Company Name

                  _______________________________
                  Address

                  _______________________________
                  City, State, Zipcode


the parties agree as follows:

1. Any information which is proprietary to one party to this Agreement and is transmitted by said one party to the other party to this Agreement and which is identified as confidential or proprietary at the time of its transmission to the other party will be received and held in confidence in accordance with paragraph 2 (ii) for a period of four (4) years from the date of such transmittal. Proprietary information transmitted in writing shall be marked "Confidential" or "Proprietary" by the transmitting party. Proprietary information transmitted orally or visually which is to be protected under the terms of this Agreement shall be so designated at the time of disclosure followed by a subsequent reduction to documentary form marked as proprietary, and submitted to the receiving party within thirty
     (30) days from the date of initial presentation. It is agreed that unless prior written approval is obtained from the divulging party, information received and accepted in confidence will not be disclosed to others without the written permission of the divulging party.

2.   Notwithstanding the provisions of paragraph one of this Agreement:

     (i) The parties shall not be required to maintain confidential or be restricted in their use of any information which:

           (a)   was in the public domain at the date of disclosure;

           (b) becomes public knowledge during the terms of this Agreement without default by the receiving party;

           (c) the receiving party can show was in its possession prior to disclosure by divulging party;

           (d) is independently developed by the receiving party by persons not having access to the proprietary information of the disclosing party, or

           (e) is legally acquired by the receiving party from a third party without restriction.

     (ii) For the purpose of protecting proprietary information received from a party hereunder, the parties will use efforts commensurate with those they employ for the protection of corresponding information of their own; but a receiving party shall not be liable for any unauthorized disclosure of proprietary information received hereunder which occurs in spite of such efforts.

3. Any information or other material supplied under the terms of this Agreement remains the sole property of the company supplying it and nothing contained herein constitutes a conveyance of any rights other than those specifically set forth.

4. Neither of the parties hereto will imply in any manner that the other party hereto endorses or takes any position regarding any information exchanged under this Agreement.

5. Neither of the parties is committed to disclose any information or to undertake any activity hereunder. Either party shall be free to elect whether or not any disclosure or activity shall be conducted by it and the extent of activity undertaken.

6. If it is determined that there is any interest in the information exchanged hereunder it is contemplated that a supplemental cooperative agreement will be negotiated to determine the future relationship of the parties. Any resulting cooperative agreement would govern the handling of information transmitted hereunder.

7. Should any portion of this Agreement be held to be void or otherwise not enforceable, such lack of enforceability shall not affect the other portions of this Agreement and the parties will continue to abide by the terms of such remaining portions.

8. This Agreement can be terminated by either of the parties upon written notice to the other. Such notice of termination shall be effective thirty
      (30) days after the receipt of such notice and shall be effective to terminate this Agreement as regards information received after effective termination, but shall not affect the parties' rights and obligations as to information received before that date. Notice of termination or other written notices of confidentiality are effective after posting if sent by first class mail unless actually received at an earlier date.


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

FREESTYLE PUBLICATIONS, INC.        __________________________________________
                                    Company Name

________________________________    __________________________________________
Signature                           Signature

________________________________    __________________________________________
Printed Name                        Printed Name

________________________________    __________________________________________
Title                               Title

________________________________    __________________________________________
Date                                Date


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